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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)      JULY 31, 2003
                                                -----------------------------

                         CALYPTE BIOMEDICAL CORPORATION.
                         -------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


    000-20985                                                06-1226727
    ---------                                                ----------
Commission File No.                             I.R.S. Employer Identification


  1265 HARBOR BAY PARKWAY,
      ALAMEDA, CA                                            94502
--------------------------------------                      ---------
Address of principal executive offices                      Zip Code


(510) 749-5100
------------------------------
Registrant's telephone number,
including area code





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 31, 2003, the Registrant ("Company") announced that it had entered into a financing arrangement with Marr Technologies Limited ("Marr") and had received $2,500,000 upon the sale of 8,333,333 shares of the Company's common stock to Marr, at a price of $0.30 per share and with a one-year lock-up. In conjunction with the investment by Marr, the Company has agreed to add two individuals from Marr to the Calypte Board of Directors. The two companies have also signed a Memorandum of Understanding regarding the formation of a joint venture in China.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c )     Exhibits.

         99.1     Calypte Biomedical Corporation press release dated July 31,
                  2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Alameda, California
           August 4, 2003

                                        CALYPTE BIOMEDICAL CORPORATION
                                            (Registrant)

                                        /s/ Richard D. Brounstein
                                        -----------------------------------
                                        Richard D. Brounstein
                                        Executive Vice President and Chief
                                        Financial Officer


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